UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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EMERSON RADIO CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMERSON RADIO CORP.

35 WATERVIEW BLVD., SUITE 140

PARSIPPANY, NEW JERSEY 07054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 18, 2020

Dear Stockholder:

As a stockholder of Emerson Radio Corp., you are hereby given notice of and invited to attend in person or by proxy our Annual Meeting of Stockholders to be held at Saint-Louis House Pte Ltd, 2 Orchard Turn #05-02, ION Orchard, Singapore 238801, on Wednesday, March 18, 2020, at 10:00 a.m., local time (Tuesday, March 17, 2020, at 10:00 p.m., Eastern Daylight Time). A proxy card and a proxy statement for the annual meeting are enclosed.

At this year’s stockholders’ meeting, you will be asked to consider and act on the following proposals: (i) to elect the five nominees named in the accompanying proxy statement as directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, (ii) to ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as our independent registered public accountants for the fiscal year ending March 31, 2020 and (iii) to consider such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote FOR each of the proposals listed. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our common stock as of the close of business on February 7, 2020, are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/ Michael Binney
Michael Binney
Secretary

Parsippany, New Jersey

February 21, 2020

YOUR VOTE IS IMPORTANT.

PLEASE EXECUTE AND RETURN PROMPTLY THE

ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

Page
PROXY STATEMENT	1
VOTING PROCEDURES AND REVOCABILITY OF PROXIES	1
PROPOSAL 1: ELECTION OF DIRECTORS	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
BOARD OF DIRECTORS AND COMMITTEES	9
EXECUTIVE OFFICERS	14
EXECUTIVE COMPENSATION	14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2020	17
STOCKHOLDER COMMUNICATIONS AND PROPOSALS	18
PERSONS MAKING THE SOLICITATION	18
OTHER MATTERS	18
FINANCIAL STATEMENTS	19

EMERSON RADIO CORP.

35 WATERVIEW BLVD., SUITE 140

PARSIPPANY, NEW JERSEY 07054

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 18, 2020

To Our Stockholders:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board of Directors” or “Board”) of Emerson Radio Corp., a Delaware corporation (“Emerson” or the “Company”), to be used at our Annual Meeting of Stockholders to be held at Saint-Louis House Pte Ltd, 2 Orchard Turn #05-02, ION Orchard, Singapore 238801, on Wednesday, March 18, 2020, at 10:00 a.m., local time (Tuesday, March 17, 2020, at 10:00 p.m., Eastern Daylight Time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on February 7, 2020, which is the record date, are entitled to vote at our annual meeting. We expect to begin mailing this proxy statement and the enclosed proxy card to our stockholders on or about February 21, 2020.

The Annual Meeting of Stockholders is being held to consider and act upon the following proposals:

1.

To elect the five nominees named in this proxy statement as directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.

2.

To ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as our independent registered public accountants for the fiscal year ending March 31, 2020.

3.	To consider such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 18, 2020.

Our proxy materials, including our Proxy Statement for the Annual Meeting, 2019 Annual Report to Stockholders (which contains our Annual Report on Form 10-K for the fiscal year ended March 31, 2019) and proxy card, are available on the Internet at http://www.astproxyportal.com/ast/02008.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the record date to vote on each of the proposals properly brought before the annual meeting. As of the record date, there were 21,042,652 shares of our common stock, par value $.01 per share, outstanding and entitled to vote at the annual meeting. Each outstanding share of our common stock is entitled to one vote.

The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote on all matters other than the election of directors. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders of the shares before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (NYSE), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

Assuming that a quorum is present, directors will be elected by a plurality vote (Proposal 1). There is no right to cumulate votes in the election of directors. As a result, abstentions and “broker non-votes” will not affect the outcome of the vote on this proposal. The election of directors is not considered to be a “routine” matter and brokers are not permitted to vote on this matter if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote the shares.

Assuming that a quorum is present, the approval of the proposal regarding ratification of the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”), as our independent registered public accountants for the fiscal year ending March 31, 2020 (Proposal 2), and approval of any other matter that may properly come before the annual meeting will require that an affirmative vote of a majority of the total votes be cast on these proposals, in person or by proxy, to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and “broker non-votes”, if any, will not affect the outcome of the vote on these proposals. The proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence the Company does not expect that there will be a significant number of “broker non-votes” on such proposal.

As of the record date, S&T International Distribution Ltd. (“S&T”), which is a wholly owned subsidiary of Grande N.A.K.S. Ltd. (“N.A.K.S.”), which is a wholly owned subsidiary of Nimble Holdings Company Limited (formerly known as The Grande Holdings Limited) (“Nimble”), collectively have the shared power to vote and direct the disposition of 15,243,283 shares, or approximately 72.4%, of the Company’s outstanding common stock. Accordingly, the Company is a “controlled company” as defined in Section 801(a) of the NYSE American Company Guide (the “Company Guide”).

The accompanying proxy card provides space for you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal except for Proposal 1. With respect to Proposal 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more of the nominees. The Company’s Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

The Company’s Board of Directors recommends that you vote “FOR” each of the proposals presented in this proxy statement. Specifically, the Board of Directors recommends you vote:

•	“FOR” the election of the nominees for director identified herein; and

•	“FOR” the ratification of the appointment of MSPC as the Company’s independent registered public accountants for the fiscal year ending March 31, 2020.

When a signed proxy card is returned with choices specified with respect to voting matters, the individuals designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. The Company has designated Duncan Hon and Michael Binney as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If no specific instructions are given, the shares will be voted in accordance with the recommendations of the Board of Directors as described in the second preceding paragraph. If any matters not described in this proxy statement are properly presented at the annual meeting, the proxies will use their own judgment to determine how to vote your shares.

You have the unconditional right to revoke your proxy at any time prior to the voting at the annual meeting by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, the Company will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at the Company’s offices located at 35 Waterview Blvd., Suite 140, Parsippany, New Jersey 07054, and will also be made available to stockholders present at the meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Five directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

On January 6, 2020, the Board of Directors nominated the following individuals, each of whom currently serves as a member of the Company’s Board of Directors, for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified: Christopher Ho, Duncan Hon, Michael Binney, Kareem E. Sethi, and Kin Yuen. The Company has appointed Mr. Ho to serve as Chairman of the Board. All nominees have consented to serve if elected and the Company has no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Company’s Board of Directors may recommend, (ii) the Company’s Board of Directors may reduce the number of directors to eliminate the vacancy or (iii) the Company’s Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The current Board of Directors nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees as of February 7, 2020, is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by Emerson.

Name	Age	Director Since	Principal Occupation or Employment
Christopher Ho	69	2016

Christopher Ho, a director of the Company and the Chairman of the Board since June 2016, brings his extensive knowledge of the Company and experience in consumer electronics, international trade and corporate finance to the Board of Directors. Mr. Ho served as the Company’s Chairman of the Board from July 2006 through November 2013 and he currently serves as Chairman of Lafe Corporation Limited, a company listed on the Singapore Exchange. Since May 2018, Mr. Ho has served as a director of S&T International Distribution Ltd. and Grande N.A.K.S. Ltd., which are wholly owned subsidiaries of Nimble Holdings Company Limited. Mr. Ho previously was a director of The Grande Holdings Limited (now known as Nimble Holdings Company Limited), a Hong Kong-based group of companies engaged principally in the licensing of trademarks and distribution of consumer electronics products, from October 1991 to February 2016. Mr. Ho graduated from the University of Toronto in 1974. He is a Chartered Professional Accountant, Chartered Accountant and Chartered Management Accountant of Canada. He is also a Certified Public Accountant in Hong Kong and a member of the Hong Kong Institute of Certified Public Accountants. He was a partner in an international accounting firm before joining The Grande Holdings Limited and has extensive experience in distribution, licensing, manufacturing, international trade and corporate finance.

Based on Mr. Ho’s experience in consumer electronics, international trade and corporate finance, the Board of Directors believes that he is well qualified to serve as a director of the Company.

Name	Age	Director Since	Principal Occupation or Employment
Duncan Hon	59	2009

Duncan Hon, a director of the Company since February 2009, has been the Company’s Chief Executive Officer since August 2011 and, prior to that, was the Company’s Deputy Chief Executive Officer since November 2009. From June 2016 to July 2017, Mr. Hon also served as the Company’s Secretary. Since May 2016, Mr. Hon has served as a director of S&T International Distribution Ltd. and, from May 2016 through September 2018, Grande N.A.K.S. Ltd., which are wholly owned subsidiaries of Nimble Holdings Company Limited. From May 2016 to December 2017, Mr. Hon served as the Chief Executive Officer and an executive director of The Grande Holdings Limited (now known as Nimble Holdings Company Limited). Mr. Hon also served as a director of The Grande Holdings Limited from January 2011 until March 2013. In addition to his employment with the Company, Mr. Hon is also an employee of a subsidiary of Nimble which is engaged in trademark licensing. He is a member of the Hong Kong Institute of Certified Public Accountants and the Association of Chartered Certified Accountants.

Based on Mr. Hon’s role as Chief Executive Officer of the Company and his experience in consumer electronics, management and accounting, the Board believes that he is well qualified to serve as a director of the Company.

Michael Binney	60	2016	Michael Binney, the Chief Financial Officer of the Company since March 2017 and the Company’s Secretary since July 2017, has also served as a director of the Company since June 2016, bringing extensive public company accounting experience in addition to his knowledge of the Company to the Board of Directors. Since August 2016, Mr. Binney has served as a director of S&T International Distribution Ltd. and Grande N.A.K.S. Ltd., which are wholly owned subsidiaries of Nimble Holdings Company Limited. From November 2016 to December 2017, Mr. Binney served as an Executive Director and Group Chief Financial Officer of The Grande Holdings Limited (now known as Nimble Holdings Company Limited). He is a fellow member of the Institute of Chartered Accountants in England and Wales, a fellow member of the Association of Chartered Certified Accountants and a fellow member of the Hong Kong Institute of Certified Public Accountants. From June 2016 through November 2016, Mr. Binney served as Deputy Chief Executive Officer (Finance Accounting & Company Secretarial) of The Grande Holdings Limited. From 2010 to March 2016, Mr. Binney served as an Executive Director and Chief Financial Officer of the Vinarco International Group of Companies, an upstream supplier to the oil and gas industry in the Asia-Pacific region. Mr. Binney previously served as a non-executive director of The Grande Holdings Limited from 2009 to 2010, and as an Executive Director of The Grande Holdings Limited from 2001 to 2009.

Name	Age	Director Since	Principal Occupation or Employment

He also was a member of the Board of Directors of Lafe Corporation Limited, a company listed on the Singapore Exchange, as a non-executive director from 2009 to 2010 and as Executive Director from 2001 until 2009. Mr. Binney was a member of the Board of Directors of the Company from 2005 to 2008. Previous to the above appointments, Mr. Binney worked for over 10 years at major international accounting firms including KPMG and PricewaterhouseCoopers.

Based on Mr. Binney’s experience in management, accounting and public company reporting, the Board believes that he is well qualified to serve as a director of the Company.

Kareem E. Sethi (1)	42	2007

Kareem E. Sethi has been a director since December 2007. Mr. Sethi has served as Managing Director of Streetwise Capital Partners, Inc. since 2003. From 1999 until 2003, Mr. Sethi was Manager, Business Recovery Services for PricewaterhouseCoopers LLP.

Based on Mr. Sethi’s experience in accounting, corporate finance and portfolio management, the Board believes that he is well qualified to serve as a director of the Company.

Kin Yuen (1)	65	2016

Mr. Yuen, a director of the Company since June 2016, brings extensive experience in corporate finance, financial planning, public company reporting and management to the Board of Directors. Since April 2016, Mr. Yuen has served as an independent non-executive director of Lafe Corporation Limited, a company listed on the Singapore Exchange engaged in real property development. Since 2004, Mr. Yuen has also served as an independent non-executive director of Huayi Tencent Entertainment Co. Ltd., a company listed on the Stock Exchange of Hong Kong Limited and engaged in entertainment and media businesses. In September 2017, Mr. Yuen was appointed an executive director of Culturecom Holdings Limited, a company listed on the Hong Kong Stock Exchange and engaged in publishing businesses. From 2009 to 2014, Mr. Yuen was the Chief Financial Officer and an Executive Director of Varitronix International Ltd., a Hong Kong-listed company and manufacturer of LCD and related products. Mr. Yuen holds a Master of Business Administration degree from the University of Toronto, Canada. He is a Chartered Professional Accountant in Canada and he is a fellow member of the Hong Kong Institute of Certified Public Accountants, and of the Association of Chartered Certified Accountants.

Based on Mr. Yuen’s experience in corporate finance, financial planning, public company reporting and management, the Board of Directors believes that he is well qualified to serve as a director of the Company.

(1)	Member of the Audit Committee

Family Relationships

There are no family relationships among the nominees for director, the officers and key employees of the Company.

Involvement in Certain Legal Proceedings

On March 25, 2013, The Stock Exchange of Hong Kong Limited (“HKEX”) published a news release announcing the censure of The Grande Holdings Limited (now known as Nimble Holdings Company Limited) and certain of its then-existing and former directors, including Messrs. Ho and Binney, by the Listing Appeals Committee of the HKEX. The censure was related to the breach by The Grande Holdings Limited of certain disclosure obligations pursuant to Rule 13.09(1) of the HKEX listing rules in 2007-2008 regarding the company’s 2007 financial performance and the directors for their breach of the director’s undertaking under the HKEX listing rules to use best endeavors to procure the company’s compliance with Rule 13.09(1). The HKEX required Mr. Ho to undergo training on listing rules compliance, which training requirement Mr. Ho completed in June 2013. Mr. Binney was also directed to attend training on listing rules compliance as a prerequisite to any future appointment as a director of an HKEX-listed company, which training requirement Mr. Binney completed in September 2016.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of Emerson common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of February 7, 2020, the beneficial ownership of (i) each current director and director nominee; (ii) each of the Company’s named executive officers; (iii) the Company’s current directors and executive officers as a group; and (iv) each stockholder known by the Company to own beneficially more than 5% of the Company’s outstanding shares of common stock. Common stock beneficially owned and percentage ownership as of February 7, 2020, was based on 21,042,652 shares outstanding. Except as otherwise indicated and based upon the Company’s review of information as filed with the SEC, the Company believes that the beneficial owners of the securities listed have sole or shared investment and voting power with respect to such shares, subject to community property laws where applicable. Except as otherwise noted, the address of each of the following beneficial owners is c/o Emerson Radio Corp., 35 Waterview Blvd., Suite 140, Parsippany, New Jersey 07054.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class
Christopher Ho	0		0%
Duncan Hon	0		0%
Michael Binney	0		0%
Kareem E. Sethi	0		0%
Kin Yuen	0		0%
All Directors and Executive Officers as a Group (5 persons)	0		0%
S&T International Distribution Ltd.	15,243,283	(1)	72.4%

(1)

Based, in part, upon disclosures filed on a Schedule 13D/A on February 15, 2019, by S&T and on a Schedule 13D/A on February 15, 2019, by Wealth Warrior Global Ltd. (“Wealth Warrior”), these shares are owned directly by S&T, which is a wholly owned subsidiary of N.A.K.S., which is a wholly owned subsidiary of Nimble. As the owners of approximately 73.9% in the aggregate of Nimble, Wealth Warrior, Merchant Link Holdings Limited (“ML”), and Rise Vision Global Limited (“RV”) share the indirect power to vote and dispose of the shares of the Company’s common stock held for the account of S&T. ML is wholly owned by Aurizon Enterprises Limited (“AE”), AE is wholly owned by Omen Charm Limited (“OC”), and OC is wholly owned by Splendid Brilliance (PTC) Limited (“SB”). RV is wholly owned by Ocean Rose Global Limited (“OR”), OR is wholly owned by Praisewise Limited (“PL”), and PL is wholly owned by SB. Mr. Bingzhao Tan is the sole director of each of AE, ML, OR and RV, and the sole director and sole shareholder of Wealth Warrior. Ms. Guichai He is the sole director of OC and PL, and is sole director and sole shareholder of SB. SB holds the shares of OC and PL in trust, and serves as the sole trustee over such shares. Accordingly, AE and OR share the indirect power to vote and dispose of these shares held for the account of S&T. Mr. Tan is the settlor and a discretionary beneficiary of the shares of OC and PL held in trust by SB. Accordingly, Mr. Tan and Ms. He may be deemed to share power to direct the voting and disposition of these shares held for the account of S&T and may be deemed to be a beneficial owner of such shares. The address of Nimble, N.A.K.S. and S&T is Unit C01, 32/F, TML Tower, 3 Hoi Shing Road, Tsuen Wan, New Territories, Hong Kong. The address of Mr. Tan and Ms. He, and of Wealth Warrior, ML, RV and the above affiliated entities, is Unit C, 32/F., TML Tower, No. 3 Hoi Shing Road, Tsuen Wan, New Territories, Hong Kong.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors and Committees

The Company’s Board of Directors presently consists of five directors. The Board of Directors has determined that two of the director nominees, Messrs. Sethi and Yuen, meet the definition of independence as established by the NYSE American listing standards and applicable SEC rules.

The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors meets periodically during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board of Director approval. The Board of Directors held one formal meeting during the Company’s fiscal year ended March 31, 2019 (“Fiscal 2019”), and also acted by unanimous written consent. During Fiscal 2019, each member of the Board of Directors participated in each meeting of the Board of Directors and all meetings of committees on which such member served, that were held during the period in which such director served during Fiscal 2019. The Company encourages, but does not require, members of the Board of Directors to attend annual meetings of stockholders. All of the Company’s directors who were nominated for re-election attended the Company’s annual meeting of stockholders held on March 21, 2019.

The Board of Directors presently has one standing committee, the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10A-3 thereunder. From March 2013 until December 2018, the Board of Directors also had established an ad hoc Special Committee consisting solely of independent directors to evaluate possible strategic alternatives intended to enhance stockholder value.

Controlled Company. The Company does not maintain a nominating committee or a compensation committee. So long as Nimble beneficially holds more than 50% of the outstanding common stock of Emerson, Emerson is a “controlled company” as defined in Section 801(a) of the Company Guide. Accordingly, the Company relies on exemptions from certain corporate governance requirements to have (i) a majority of independent directors, (ii) a nominating and corporate governance committee composed entirely of independent directors or (iii) a compensation committee composed entirely of independent directors. The full Board of Directors, among other things, (i) identifies individuals qualified to become members of the Board of Directors and selects director nominees for election at the next Annual Meeting of Stockholders, (ii) reviews and monitors matters related to management development and succession, (iii) develops and implements executive compensation policies and pay for performance criteria, and (iv) reviews and approves salaries, bonuses and incentive awards.

Audit Committee. The Company’s Audit Committee currently consists of Mr. Sethi (Chairman) and Mr. Yuen, each of whom the Board of Directors has determined meets the definition of independence as established by the NYSE American listing rules and SEC rules. Mr. Sethi is currently the Chairman of the Audit Committee and the “audit committee financial expert.” Pursuant to Section 803(B)(2)(c) of the Company Guide, as a smaller reporting company the Company is required to have an audit committee of at least two independent members, as defined by the listing standards of the NYSE American.

The Audit Committee is empowered by the Board of Directors, among other things, to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system; (ii) review and appraise the audit efforts of the Company’s independent auditors; (iii) assume direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors and for the resolution of disputes between the independent auditors and the Company’s management regarding financial reporting issues; and (iv) provide the opportunity for direct communication among the independent auditors, financial and senior management and the Board of Directors. During Fiscal 2019, the Audit Committee performed its duties under a written charter approved by the Board of Directors and formally met four times. A copy of the Company’s Audit Committee Charter is posted on the Company’s website at www.emersonradio.com on the Investor Relations page.

Report of the Audit Committee

This report shall not be deemed “soliciting material” or incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either act.

The Audit Committee has (i) reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2019 with the Company’s management and with the Company’s independent registered public accountants, MSPC; (ii) discussed with the Company’s independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence.

The Audit Committee also considered whether the provision by the independent registered public accountants of non-audit services was compatible with maintaining the independence of the independent registered public accountants.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 for filing with the SEC.

Members of the Audit Committee
Kareem E. Sethi (Chairman)
Kin Yuen

Considerations in Director Selection

Procedures for Considering Nominations Made by Stockholders. Nominations for election to the Board of Directors may be made by the Company’s Board of Directors or by any stockholder of any outstanding class of the Company’s capital stock entitled to vote for the election of directors. The following procedures shall be utilized in considering any candidate for election to the Board of Directors at an annual meeting, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. Stockholder proposals for director nominations must be delivered to the Company’s Secretary at its corporate headquarters not less than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is moved by more than thirty (30) days from the date of the previous year’s annual meeting, notice to be timely must be so delivered a reasonable time before the company begins to print and send its proxy materials for such annual meeting. In addition, pursuant to the Company’s bylaws, stockholders who wish to nominate a person for election as a director at the annual meeting must deliver written notice to the President or Chairman of the Board of the Company at its corporate headquarters not less than twenty (20) days prior to the annual meeting; provided, however, that if the Company furnishes less than thirty (30) days’ notice of any meeting, such notification must be delivered not later than ten (10) days following the date on which the Company provided such notice, but in no event less than five (5) days prior to such annual meeting. Any such written notice must be directed to the attention of the Company’s President or the Chairman of the Board at the Company’s corporate headquarters and must comply with the applicable provisions of the Company’s bylaws, as amended. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. A nomination notice must set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) information that will enable the Company’s Board of Directors to determine whether the candidate satisfies the minimum criteria and any additional criteria established by the Company’s Board of Directors.

Qualifications. The Company’s Board of Directors has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee (i) must satisfy any legal requirements applicable to members of the Board of Directors; (ii) must have business, professional or other experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations; and (iii) must have knowledge of the types of responsibilities expected of members of the board of directors of a public company.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders, members of the Company’s management and members of the Company’s Board of Directors. The Company’s Board of Directors has a policy that there will be no differences in the manner in which its Board of Directors evaluates nominees recommended by stockholders and nominees recommended by it or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include a review of the information provided to the Board of Directors by the proponent and a review of such other information as the Board of Directors shall determine to be relevant.

Diversity Considerations in Director Nominations. The Company does not have a formal diversity policy. The Company believes its Board of Directors represents a collection of individuals with a variety of complementary skills which, as a group, possess the appropriate skills and experience to oversee the Company’s business. The Board of Directors considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Company’s Board of Directors.

Board Leadership Structure

The Company does not have a formal policy regarding whether the roles of the Chairman of the Board and Chief Executive Officer should be combined or separated. The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board of Directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which the Company operates, the right board leadership structure may vary as circumstances warrant. Currently, the roles of Chief Executive Officer and Chairman of the Board are separate. Currently Mr. Ho serves as the Chairman of the Board and Mr. Hon serves as the Chief Executive Officer.

Role in Risk Oversight

Although the Company’s management is responsible for implementing systems and processes to identify and manage risks, the Company’s Board of Directors has oversight responsibility for the Company’s risk management processes. In carrying out its oversight responsibility, the Board of Directors has delegated to individual committees certain elements of its risk oversight function. This oversight is administered primarily through the following:

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The Board of Directors’ review and approval of the Company’s annual budget (prepared and presented to the Board of Directors by the management team), including discussion of the opportunities and challenges facing its business;

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The Audit Committee’s oversight of the Company’s internal control over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of the Company’s internal controls and financial reporting; and

•	The Board of Directors’ review of executive officer compensation and its relationship to the Company’s business plans.

Process for Sending Communications to the Board of Directors

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual at c/o Emerson Radio Corp., 35 Waterview Blvd., Suite 140, Parsippany, New Jersey 07054. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Codes of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer. This Code of Ethics was established with the intention of focusing Senior Financial Officers on areas of ethical risk, providing guidance to help them recognize and deal with ethical issues, providing mechanisms to report unethical conduct, fostering a culture of honesty and accountability, deterring wrongdoing and promoting fair and accurate disclosure and financial reporting.

The Company has also adopted a Code of Conduct for Officers, Directors and Employees of Emerson Radio Corp. and its Subsidiaries (“Code of Conduct”). We prepared this Code of Conduct to help all officers, directors and employees understand and comply with the Company’s policies and procedures. Overall, the purpose of the Company’s Code of Conduct is to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) prompt internal reporting of code violations to an appropriate person or persons identified in the Code of Conduct; and (v) accountability for adherence to the Code of Conduct.

The Code of Ethics and the Code of Conduct are posted on the Company’s website at www.emersonradio.com on the Investor Relations page. If the Company makes any substantive amendments to, or grants any waiver (including any implicit waiver) from a provision of the Code of Ethics or the Code of Conduct, and that relates to any element of the Code of Ethics definition enumerated in Item 406 (b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the executive officers of Emerson as of February 7, 2020:

Name	Age	Position	Year Became Officer
Duncan Hon	59	Chief Executive Officer and Director	2009
Michael Binney	60	Executive Vice President and Chief Financial Officer	2017

Duncan Hon has served as the Company’s Chief Executive Officer since August 2011 and a director of the Company since February 2009. Until his appointment as the Company’s Chief Executive Officer, Mr. Hon served as the Company’s Deputy Chief Executive Officer since November 2009. He also served as a Secretary of the Company from June 2016 to July 2017. See Mr. Hon’s biographical information above.

Michael Binney has served as the Company’s Executive Vice President and Chief Financial Officer since March 2017 and has served as Secretary of the Company since July 2017. He has served as a director of the Company since June 2016. See Mr. Binney’s biographical information above.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2019

The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to the Company and its subsidiaries for Fiscal 2019 and for the fiscal year ended March 31, 2018 (“Fiscal 2018”), which was awarded to, earned by or paid to the Company’s named executive officers during Fiscal 2019.

Name and Principal Position	Fiscal Year	Salary($)	Bonus($) (1)	All Other Compensation ($)	Total ($)
Duncan Hon	2019	$545,400	$—	$—	$545,400
Chief Executive Officer	2018	$540,000	$—	$—	$540,000
Michael Binney	2019	$150,808	$—	$2,307	$153,115
Chief Financial Officer	2018	$148,840	$—	$2,496	$151,336

(1)	Represents bonus paid during the fiscal year.

Employment Agreements

During Fiscal 2019, the Company had employment agreements with certain of its named executive officers, each of which is described below.

Duncan Hon. Duncan Hon, the Company’s Chief Executive Officer, entered into an employment agreement, effective April 1, 2011, with Emerson Radio Macao Commercial Offshore Limited, a wholly owned subsidiary of the Company. Such agreement set forth the terms and conditions pursuant to which Mr. Hon would serve as the Company’s Deputy Chief Executive Officer and, subsequently, as Chief Executive Officer. The agreement provided for an annual base salary of 2,925,000 Hong Kong Dollars (“HKD”), which was increased to $540,000 in February 2017 and to $561,600 in January 2019, which increase was consistent with increases for the majority of the Company’s employees in January 2019, and an annual discretionary bonus payable at any time as recommended by the Board. The contract extended until the earlier of the retirement of Mr. Hon on the first day of the following month immediately after his 60th birthday, or the termination of the agreement by either the Company or Mr. Hon upon the delivery from one to the other of one month prior written notice. In June 2016, a supplementary agreement was made to change the earlier of the retirement of Mr. Hon to the first day of the following month immediately after his 65th birthday. In connection with the Company’s dissolution of its Macao subsidiary in 2019, Mr. Hon entered into a new employment agreement, effective as of April 1, 2019, with Emerson Radio (Hong Kong) Limited, a wholly owned subsidiary of the Company, on substantially the same terms as his previous employment agreement.

Michael Binney. Michael Binney, the Company’s Executive Vice President and Chief Financial Officer, entered into an employment agreement, effective March 9, 2017, with Emerson Radio (Hong Kong) Limited, a wholly owned subsidiary of the Company. The agreement provides for an annual base salary of $150,000, which was increased to $156,000 in January 2019, which increase was consistent with increases for the majority of the Company’s employees in January 2019, and an annual discretionary bonus payable at any time as recommended by the Board. The contract extends until the earlier of the retirement of Mr. Binney and the first day of the following month immediately after his 65th birthday, or the termination of the agreement by either the Company or Mr. Binney upon the delivery from one to the other of one month prior written notice. In October 2019, the Board granted to Mr. Binney an aggregate cash retention bonus of $60,000, which will be earned in three equal installments of $20,000 on each of the first three anniversaries of the retention bonus agreement, effective October 7, 2019, subject to repayment requirements in certain conditions.

Outstanding Equity Awards at Fiscal Year-End

None of the Company’s named executive officers held any outstanding equity awards at March 31, 2019.

Compensation of Directors

During Fiscal 2019, the Company’s directors who were not employees (“Outside Directors”) were compensated for serving on the Board and on its various committees during the period. The Company does not compensate directors who are employees of the Company for their services as directors.

Outside Directors are each paid an annual director’s fee of $50,000. The Outside Director serving as the Chairman of the Board receives an additional annual fee of $20,000. Each Outside Director serving on the Audit Committee of the Board receives an additional fee of $15,000 per annum with no additional fee for serving as chairman of the Audit Committee. Each Outside Director who served on the Special Committee of the Board received an additional fee of $5,000 per month with no additional fee for serving as chairman of the Special Committee. The Company does not pay any additional fees for attendance at meetings of the Board or the committees. Audit Committee fees are and Special Committee fees were paid in four equal quarterly installments per annum. Audit Committee and Special Committee fees are pro-rated in situations where an Outside Director serves less than a full one year or periodic term. As disclosed above, the Special Committee terminated in December 2018.

Additionally, the Company’s directors are reimbursed their expenses for attendance at meetings.

The following table provides certain information with respect to the compensation earned or paid to the Company’s Outside Directors during Fiscal 2019.

Director Compensation for Fiscal 2019

Name	Fees Earned or Paid in Cash($)	Total($)
Christopher Ho	$70,000	$70,000
Kareem E. Sethi	$65,000	$65,000
Kin Yuen	$110,000	$110,000

Equity Compensation Plan Information

The Company did not have any equity compensation plans in existence as of March 31, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Controlling Stockholder

S&T, which is a wholly owned subsidiary of N.A.K.S., which is a wholly owned subsidiary of Nimble, collectively have the shared power to vote and direct the disposition of 15,243,283 shares, or approximately 72.4%, of the Company’s outstanding common stock as of February 7, 2020. Accordingly, the Company is a “controlled company” as defined in Section 801(a) of the Company Guide. From time to time, Emerson engages in business transactions with its controlling stockholder, Nimble, and one or more of Nimble’s direct and indirect subsidiaries.

Indemnification of Officers and Directors

The Company enters into indemnification agreements with each of its directors and officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with its future directors and officers.

Review and Approval of Transactions with Related Parties

It is the policy of the Company that any proposed transaction between the Company and related parties, as defined by the Financial Accounting Standard Board’s Accounting Standards Codification Topic 850 (ASC 850), that will or may reasonably be expected to involve an aggregate amount that exceeds $120,000 in a fiscal year must be pre-approved by the Audit Committee prior to any action in furtherance of such potential transaction being taken by the Board or any executive officer. In reviewing and approving proposed transactions between the Company and related parties, the Audit Committee will determine whether the proposed transaction is entirely fair to the Company and in the Company’s best interest. For purposes of the policy, related parties are as defined within ASC 850, generally, but not limited, meaning (i) an officer or director of the Company or the member of the immediate family of any of them or (ii) any other corporation, partnership, association, limited liability company, limited liability partnership, trust or other entity or organization in which one or more of the Company’s officers or directors are (a) directors, officers, trustees or other fiduciaries or (b) have a financial interest.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF

MSPC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY

FOR THE FISCAL YEAR ENDING MARCH 31, 2020

The Audit Committee has appointed MSPC as the Company’s independent registered public accountants to audit the Company’s financial statements for the fiscal year ending March 31, 2020, and has further directed that management submit the selection of independent registered public accountants for ratification by the Company’s stockholders at the annual meeting. Stockholder ratification of the selection of MSPC is not required by our by-laws or otherwise. However, the Company is submitting the selection of MSPC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain MSPC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders.

Representatives of the firm of MSPC are expected to be present at the Company’s annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all permitted non-audit work performed by the Company’s independent registered public accountants, MSPC, is approved in advance by the Audit Committee, including the proposed fees for such work, in order to ensure that the provision of such services does not impair the public accountants’ independence. The Audit Committee is informed of each service actually rendered. All fees described below were approved by the Audit Committee in compliance with such pre-approval policies and procedures for the fiscal years ended March 31, 2019 and 2018, respectively.

•

Audit Fees. Audit fees billed to the Company by MSPC for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews by MSPC of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the fiscal years ended March 31, 2019 and 2018 totaled approximately $102,000 and $100,000, respectively.

•	Audit-Related Fees. The Company was not billed for any audit-related fees by MSPC for the fiscal years ended March 31, 2019 or 2018, respectively.

•	Tax Fees. The Company was not billed by MSPC for tax services for the fiscal years ended March 31, 2019 or 2018, respectively.

•	All Other Fees. The Company was not billed by MSPC for the fiscal years ended March 31, 2019 and 2018, respectively, for any permitted non-audit services.

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required for the ratification of the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2020.

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

The Company’s Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Company’s Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o Emerson Radio Corp., 35 Waterview Blvd., Suite 140, Parsippany, New Jersey 07054. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Stockholder proposals to be presented at the Company’s Annual Meeting of Stockholders to be held for the fiscal year ending March 31, 2020 (“Fiscal 2020”), for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, must be received by the Company at its offices located at 35 Waterview Blvd., Suite 140, Parsippany, New Jersey 07054, addressed to the Secretary, on or before October 24, 2020. If, however, the date of the Company’s Annual Meeting of Stockholders for Fiscal 2020 is changed by more than thirty (30) days from the date of its annual meeting held for Fiscal 2019, the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the Annual Meeting of Stockholders to be held for Fiscal 2020. Such stockholder proposals must comply with the Company’s bylaws and the requirements of Regulation 14A of the Exchange Act. See “Election of Directors” for information on stockholder submissions of nominations for election to the Board of Directors.

Rule 14a-4 of the Exchange Act governs the Company’s use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to the Company’s Annual Meeting of Stockholders for Fiscal 2020, if the Company is not provided notice of a stockholder proposal prior to January 7, 2021, the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The Company will pay the cost of soliciting proxies in the accompanying form. The Company’s officers, who will not be paid any additional compensation for such solicitation, may solicit proxies by mail, telephone, telegraph or fax. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Company’s shares of common stock. We have retained the services of American Stock Transfer & Trust Company to solicit proxies by mail, telephone, telegraph or personal contact.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of Emerson.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. The Company filed an amendment to its Annual Report on Form 10-K in July 2019 in order to include certain information regarding our management, compensation and other matters. All of the information included in such amendment has been updated and is included in this proxy statement. A copy of the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended March 31, 2019, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Emerson Radio Corp., 35 Waterview Blvd., Suite 140, Parsippany, New Jersey 07054 or on-line at the Company’s web site: www.emersonradio.com.

By Order of the Board of Directors,

/s/ Michael Binney
MICHAEL BINNEY
Secretary

February 21, 2020

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EMERSON RADIO CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 18, 2020

The undersigned hereby appoints Duncan Hon and Michael Binney, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Emerson Radio Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Emerson Radio Corp. to be held at Saint-Louis House Pte Ltd, 2 Orchard Turn #05-02, ION Orchard, Singapore 238801, on Wednesday, March 18, 2020, at 10:00 a.m., local time (Tuesday, March 17, 2020, at 10:00 p.m., Eastern Daylight Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be signed on the reverse side.)

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ANNUAL MEETING OF STOCKHOLDERS OF

EMERSON RADIO CORP.

MARCH 18, 2020

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card and 2019 Annual Report to Stockholders,

including the Annual Report of Emerson Radio Corp. on Form 10-K for the fiscal year ended March 31, 2019,

are available at http://www.astproxyportal.com/ast/02008

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED BELOW IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN
HERE ☒

1.	ELECTION OF DIRECTORS:					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Christopher Ho O Duncan Hon O Michael Binney O Kareem E. Sethi O Kin Yuen		2.	To ratify the appointment of MSPC Certified Public Accountants and Advisors, a Professional Corporation as the independent registered public accountants of the Company for the fiscal year ending March 31, 2020.	☐	☐	☐
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL EXCEPT” AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE: 🌑

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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